Exhibit 99.2

EchoStar Corporation

Announces Exchange Offers and Consent Solicitations

to exchange

5.25% Senior Secured Notes due 2026

5.75% Senior Secured Notes due 2028

7.75% Senior Notes due 2026

7.375% Senior Notes due 2028

and

5.125% Senior Notes due 2029

Issued by DISH DBS Corporation

for New DBS Notes (as defined herein)
issued by DISH DBS Corporation

Subject to the Satisfaction of the Terms and Conditions Described in the Exchange Offering Memorandum, the New DBS Notes Will Be Mandatorily Exchanged for New Secured Notes Issued by DTV Issuer (as defined herein) immediately prior to the consummation of the Acquisition Transaction (as defined below)

Englewood, Colo., September 30, 2024 —EchoStar Corporation (Nasdaq: SATS) (“EchoStar”), today announced that DISH DBS Corporation (“DBS”) has commenced offers to exchange (the “Exchange Offers”) any and all of its (a)  5.25% Senior Secured Notes due 2026 (the “Outstanding 2026 DBS Secured Notes”) for an equal principal amount of its new 5.25% First Lien Notes due 2026 (the “New 2026 DBS First Lien Notes”), (b) 5.75% Senior Secured Notes due 2028 (the “Outstanding 2028 DBS Secured Notes”) for an equal principal amount of its new 5.75% First Lien Notes due 2028 (the “New 2028 DBS First Lien Notes”), (c) 7.75% Senior Notes due 2026 (the “Outstanding 2026 DBS Notes”) for an equal principal amount of its new 7.75% Second Lien Notes due 2026 (the “New 2026 DBS Second Lien Notes”), (d) 7.375% Senior Notes due 2028 (the “Outstanding 2028 DBS Notes”) for an equal principal amount of its new 7.375% Second Lien Notes due 2028 (the “New 2028 DBS Second Lien Notes”) and (e) 5.125% Senior Notes due 2029 (the “Outstanding 2029 DBS Notes” and, together with the Outstanding 2026 DBS Secured Notes, the Outstanding 2028 DBS Secured Notes, the Outstanding 2026 DBS Notes and the Outstanding 2028 DBS Notes, the “Outstanding Notes”) for an equal principal amount of its new 5.125% Second Lien Notes due 2029 (the “New 2029 DBS Second Lien Notes” and, together with the New 2026 DBS First Lien Notes, the New 2028 DBS First Lien Notes, the New 2026 DBS Second Lien Notes and the New 2028 DBS Second Lien Notes, the “New DBS Notes”), in each case, pursuant to the terms described in a confidential exchange offering memorandum and consent solicitation statement, dated September 30, 2024 (the “Exchange Offering Memorandum”). The Exchange Offers are being made only to Eligible Holders (as defined herein) of Outstanding Notes.

The New DBS Notes will be issued with substantially the same terms as the corresponding series of Outstanding Notes, including maturity, interest rate, interest payment dates and covenants, except for certain changes, including to facilitate the acquisition of the DISH Pay-TV Business by DIRECTV Holdings LLC, pursuant to an Equity Purchase Agreement (the “Purchase Agreement”) between DIRECTV Holdings LLC (“Purchaser”) and EchoStar (the “Acquisition Transaction”), as further described in the Exchange Offering Memorandum, in each case, upon the terms and subject to the conditions set forth in the Exchange Offering Memorandum.

The New 2026 DBS First Lien Notes and the New 2028 DBS First Lien Notes (collectively, the “New DBS First Lien Notes”) will be (i) senior secured obligations of DBS and (ii) guaranteed by DBS’ subsidiaries that are guarantors of the Outstanding Notes immediately prior to the Settlement Date, comprising certain of DBS’ principal operating subsidiaries (the “New DBS Guarantors”) on a senior secured basis (collectively, the “New DBS First Lien Notes Guarantees”). The New DBS First Lien Notes and New DBS First Lien Notes Guarantees will be secured by first-priority liens on substantially all existing and future tangible and intangible assets of DBS and the New DBS Guarantors, including a pledge of equity of DISH DBS Issuer LLC (“SubscriberCo”) by DISH Network L.L.C. (the “Equity Pledge”), subject to certain excluded assets (including the Intercompany Loan (as defined herein)) and permitted liens.

The New 2026 DBS Second Lien Notes, the New 2028 DBS Second Lien Notes and the New 2029 DBS Second Lien Notes (collectively, the “New DBS Second Lien Notes”) will be (i) senior secured obligations of DBS, (ii) guaranteed by the New DBS Guarantors on a senior secured basis (collectively, the “New DBS Second Lien Notes Guarantees”). The New DBS Second Lien Notes and New DBS Second Lien Notes Guarantees will be secured by second-priority liens on substantially all existing and future tangible and intangible assets of DBS and the New DBS Guarantors, including the Equity Pledge, subject to certain excluded assets (including the Intercompany Loan (as defined herein)) and permitted liens.

The New DBS Notes will accrue interest from, and including, the last interest payment date for the corresponding series of Outstanding Notes. Therefore, there will be no payment of accrued and unpaid interest on the Settlement Date of the Exchange Offers.

In connection with their participation in the applicable Exchange Offer and subject to the Acquisition Consent Threshold Condition (as defined below), each holder of New DBS Notes agrees in advance without further action on its part that each series of New DBS Notes will permit DBS, without the consent of the holders, to amend the indentures governing the New DBS Notes, following receipt of regulatory approval of the Acquisition Transaction, to provide that (a) if the Acquisition Transaction is or will be consummated on or prior to December 29, 2025 or any further date to which the then current Outside Date is extended pursuant to the Purchase Agreement (the “Outside Date”) and publicly announced promptly thereafter, then immediately prior to the consummation of the Acquisition Transaction, such New DBS Notes will be acquired by Purchaser, an affiliate of the DTV Issuer, in a mandatory exchange, at the applicable exchange rate described in the table below, with no further action by the holder of the New DBS Notes, for the applicable series of New DTV Issuer Notes set forth in the table below (the “New DTV Issuer Notes”, and together with the New DBS Notes, the “New Notes”), in each case to be issued by DIRECTV Financing, LLC and DIRECTV Financing Co-Obligor, Inc. (together with DIRECTV Financing, LLC, the “DTV Issuer”) with the terms set forth in the form of New DTV Issuer Notes Indentures included in the Exchange Offering Memorandum (each a “Mandatory Acquisition/Exchange” and collectively, the “Mandatory Acquisition/Exchanges”, and the reduction in the principal amount of New DBS Notes resulting from the Mandatory Acquisition/Exchanges is herein referred to as the “Principal Reduction”), or (b) if the Acquisition Transaction is not or will not be consummated on or prior to the Outside Date, then such New DBS Notes will remain outstanding as a separate series not fungible with the Outstanding Notes not validly tendered or otherwise accepted as part of the Exchange Offers, each on the terms and subject to the conditions as set forth in the Exchange Offering Memorandum. Any Outstanding Notes that are not validly tendered or are validly tendered and subsequently validly withdrawn in the Exchange Offers will not participate in the Exchange Offers or, if applicable, the Mandatory Acquisition/Exchanges. There are risks associated with not participating in the Exchange Offers.

In addition to the applicable New DTV Issuer Notes, holders of the New DBS Notes will receive a cash payment in respect of accrued interest, if any, on their New DBS Notes on the date of the settlement of the Mandatory Acquisition/Exchanges for the period since the last interest payment date in respect of the relevant series of New DBS Notes through but excluding the settlement date of the Mandatory Acquisition/Exchanges; and interest on the New DTV Issuer Notes will begin to accrue from and including the issue date of the New DTV Issuer Notes.

The following table describes certain terms of the exchange offers:

Outstanding Notes				Exchange Consideration - New DBS Notes	Mandatory Exchange Consideration – New DTV Issuer Notes
For each $1,000 Principal Amount of the Relevant Series of Outstanding Notes	CUSIP(1)	ISIN(1)	Outstanding Aggregate Principal Amount	Principal Amount and Applicable Series of New DBS Notes to be Issued	Principal Amount and Applicable Series of New DTV Issuer Notes to be Issued in the Mandatory Acquisition/Exchanges
5.25% Senior Secured Notes due 2026 (“Outstanding 2026 DBS Secured Notes”)	25470XBE4 / U25486AQ1	US25470XBE40 / USU25486AQ11	$2,750,000,000	$1,000 principal amount of 5.25% First Lien Notes due 2026 (“New 2026 DBS First Lien Notes”)	$930 principal amount of new 8.875% Senior Secured Notes due 2028 (the “New 2028 DTV Issuer Secured Notes”)
5.75% Senior Secured Notes due 2028 (“Outstanding 2028 DBS Secured Notes”)	25470XBF1 / U25486AR9	US25470XBF15 / USU25486AR93	$2,500,000,000	$1,000 principal amount of 5.75% First Lien Notes due 2028 (“New 2028 DBS First Lien Notes”)	$870 principal amount of new 8.875% Senior Secured Notes due 2031 (the “New 2031-Series A DTV Issuer Secured Notes”)
7.75% Senior Notes due 2026 (“Outstanding 2026 DBS Notes”)	25470XAY1 / U25486AM0 / 25470XAX3	US25470XAX30 / USU25486AM07 / US25470XAY13	$2,000,000,000	$1,000 principal amount of 7.75% Second Lien Notes due 2026 (“New 2026 DBS Second Lien Notes”)	$790 principal amount of new 8.875% Senior Secured Notes due 2029 (the “New 2029 DTV Issuer Secured Notes”)
7.375% Senior Notes due 2028 (“Outstanding 2028 DBS Notes”)	25470XBB0 / U25486AN8 / 25470XAZ8	US25470XAZ87 / USU25486AN89 / US25470XBB01	$1,000,000,000	$1,000 principal amount of 7.375% Second Lien Notes due 2028 (“New 2028 DBS Second Lien Notes”)	$680 principal amount of new 8.875% Senior Secured Notes due 2031 (the “New 2031-Series B DTV Issuer Secured Notes”)
5.125% Senior Notes due 2029 (“Outstanding 2029 DBS Notes”)	25470XBD6 / U25486AP3 / 25470XBC8	US25470XBC83 / USU25486AP38 / US25470XBD66	$1,500,000,000	$1,000 principal amount of 5.125% Second Lien Notes due 2029 (“New 2029 DBS Second Lien Notes”)	$600 principal amount of new 8.875% Senior Secured Notes due 2032 (the “New 2032 DTV Issuer Secured Notes”)

(1) No representation is made as to the correctness or accuracy of the CUSIP numbers or ISINs listed herein or printed on the Outstanding Notes. They are provided solely for convenience.

Concurrently with the Exchange Offers, DBS is soliciting, on the terms and subject to the conditions set forth in the Exchange Offering Memorandum, consents from Eligible Holders of Outstanding Notes to certain proposed amendments (the “Proposed Amendments”) to the indentures, dated as of June 13, 2016, July 1, 2020, May 24, 2021 and November 26, 2021 with respect to the Outstanding Notes (as amended, supplemented or otherwise modified to the date of the Exchange Offering Memorandum, collectively, the “Outstanding Notes Indentures”), by and among DBS, the guarantors party thereto from time to time and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank, National Association), as trustee. Each Eligible Holder of the Outstanding Notes who validly consents to the applicable Proposed Amendments by tendering Outstanding Notes and delivering a consent at or before the Expiration Time (as defined herein) will be eligible to receive the exchange consideration described in the table above and, if, on or prior to the Outside Date, the Acquisition Transaction is, or will be, consummated, then concurrently with the date of the settlement of the Mandatory Acquisition/Exchanges, the mandatory exchange consideration described above.

The Proposed Amendments will, among other things (i) eliminate substantially all of the covenants and certain events of defaults and related provisions contained in the Outstanding Notes Indentures and the Outstanding Notes, (ii) allow, in the case of the Outstanding 2026 DBS Secured Notes and Outstanding 2028 DBS Secured Notes, for certain amendments to that certain Loan and Security Agreement, dated as of November 26, 2021, between DISH Network Corporation and DBS (the “Intercompany Loan”) to provide that the consent rights thereunder would accrue only to the benefit of the holders of the New 2026 DBS First Lien Notes and New 2028 DBS First Lien Notes, (iii) release all guarantees on the Outstanding Notes, (iv) release all of the collateral securing the Outstanding 2026 DBS Secured Notes and Outstanding 2028 DBS Secured Notes and (v) permit any required reorganization or restructuring, corporate or other conversion, merger or consolidation of any subsidiaries, transfers of equity interests, and any other action necessary, in each case in connection with the reorganization and restructuring plans included as exhibits to the Purchase Agreement, as the same may be amended, supplemented, amended and restated, or otherwise modified from time to time in accordance with the terms thereof. The Proposed Amendments to each Outstanding Notes Indenture require the consents of holders of at least 66 2/3% in principal amount of such series of Outstanding Notes (excluding any Outstanding Notes held by DBS or any of its affiliates) (the “Requisite Consents”). The Proposed Amendments will be set forth in supplemental indentures to the Outstanding Notes Indentures, which with respect to each series of Outstanding Notes will be executed and delivered promptly after the Expiration Time if DBS has received the Requisite Consents thereto as of the Expiration Time and the related Outstanding Notes are accepted for exchange pursuant to the Exchange Offers.

The Exchange Offers and related consent solicitations described in the Exchange Offering Memorandum (the “Consent Solicitations”) will expire at 5:00 p.m., New York City time on October 29, 2024, or any other time to which DBS extends such Exchange Offer and Consent Solicitation in its sole discretion, subject to the terms of the Purchase Agreement (such time and date, as the same may be extended, the “Expiration Time”), unless earlier terminated. To be eligible to receive the applicable exchange consideration in the applicable Exchange Offer and Consent Solicitation, holders must validly tender and not validly withdraw their Outstanding Notes and validly deliver and not revoke their consents prior to the Expiration Time. Tenders of Outstanding Notes may be withdrawn and consents may be revoked prior to 5:00 p.m., New York City time on the date that the Minimum Series Exchange Condition (as defined below) with respect to the applicable series is satisfied, but not thereafter, subject to limited exceptions, unless such time is extended by DBS at its sole discretion (such time and date, as the same may be extended, the “Withdrawal Deadline”). Any Outstanding Notes withdrawn pursuant to the terms of the applicable Exchange Offer and Consent Solicitation shall not thereafter be considered tendered for any purpose unless and until such Outstanding Notes are again tendered pursuant to the applicable Exchange Offer and Consent Solicitation. Outstanding Notes not exchanged in the Exchange Offers and Consent Solicitations will be returned to the tendering holder at DBS’s expense promptly after the expiration or termination of the Exchange Offers and Consent Solicitations.

The relevant Exchange Offer for each series of Outstanding Notes is conditioned upon the valid tenders for exchange being received from Eligible Holders of such series of Outstanding Notes and accepted in the relevant Exchange Offer of at least 66 2/3% in aggregate principal amount of the Outstanding Notes of such series currently outstanding, excluding any such Outstanding Notes held by DBS or any of its affiliates (the “Minimum Series Exchange Condition”). In addition, the inclusion in the New DBS Notes Indentures of the Mandatory Acquisition/Exchanges feature, is conditioned upon (i) the satisfaction or waiver of the conditions described herein, including the Minimum Series Exchange Condition, with respect to all series of the Outstanding Notes and (ii) the valid tenders for exchange being received and accepted from Eligible Holders of the Outstanding Notes as would result in a Discount Amount of at least $1.568 billion ((i) and (ii) together, the “Acquisition Consent Threshold Condition”). The “Discount Amount” shall mean the aggregate amount of Principal Reduction that would be applicable to the New DBS Notes (aggregated among all such New DBS Notes) that would be issued on the Settlement Date.

A Consent Solicitation with respect to a series of Outstanding Notes will be terminated if the Requisite Consents for such series are not obtained by the Expiration Time and, in such case, the applicable Proposed Amendments for such series of Outstanding Notes will not become effective. If an Exchange Offer or the related Consent Solicitation with respect to a series of Outstanding Notes is terminated or withdrawn, the existing indenture governing such series of Outstanding Notes will remain in effect in its present form with respect to such series of Outstanding Notes.

If the Requisite Consents to the applicable Proposed Amendments are received and not revoked with respect to a series of Outstanding Notes, DBS and the trustee under the indenture governing such series of Outstanding Notes are expected to execute a supplemental indenture to such indenture providing for the Proposed Amendments (with respect to any such series of Outstanding Notes, a “Supplemental Indenture”), promptly after the Expiration Time. The Supplemental Indenture will effect the Proposed Amendments only with respect to such series of Outstanding Notes for which the applicable Requisite Consents were received and not revoked. The adoption of the Proposed Amendments with respect to any series of Outstanding Notes is not conditioned upon the consummation of any other Consent Solicitation or adoption of the Proposed Amendments in respect of any other series of Outstanding Notes or obtaining any Requisite Consent with respect to any other series of Outstanding Notes. The failure to obtain the Requisite Consents with respect to any series of Outstanding Notes will not affect the ability of DBS to enter into the Supplemental Indenture and cause the Proposed Amendments to become effective for any other series of Outstanding Notes. If an Exchange Offer or the related Consent Solicitation with respect to a series of Outstanding Notes is terminated or withdrawn, the indenture governing such series of Outstanding Notes will remain in effect in its present form with respect to such series of Outstanding Notes. However, if the Proposed Amendments for a series of Outstanding Notes become operative, holders of such series of Outstanding Notes who do not tender Outstanding Notes will be bound by the applicable Proposed Amendments, meaning that their Outstanding Notes will be governed by an indenture as amended by the applicable Supplemental Indenture.

Each of the Exchange Offers is a separate offer and/or solicitation, and each may be individually amended, extended, terminated or withdrawn, subject to certain conditions and applicable law, at any time in DBS’s sole discretion, and without amending, extending, terminating or withdrawing any other Exchange Offer. Additionally, notwithstanding any other provision of the Exchange Offers, DBS’s obligations to accept and exchange any of the Outstanding Notes validly tendered pursuant to an Exchange Offer is subject, among other things, to the satisfaction or waiver of certain conditions, as described in the Exchange Offering Memorandum, and DBS expressly reserves its right, subject to applicable law, to terminate any Exchange Offer at any time.

The Exchange Offers and Consent Solicitations are being made, and the applicable series of New Notes are being offered, only to holders of the Outstanding Notes who are either (a) persons who are reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or (b) persons other than “U.S. persons” as defined in Regulation S under the Securities Act and who are otherwise in compliance with the requirements of Regulation S; provided that, in each case, if the holder is in the European Economic Area or the United Kingdom, such holder is a qualified investor and is not a retail investor. With respect to holders in the European Economic Area, a “retail investor” means a person who is one (or more) of: (i) a “retail client” as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a “customer” within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a “qualified investor” as defined in Regulation (EU) 2017/1129. The holders of Outstanding Notes who have certified to DBS that they are eligible to participate in the Exchange Offers and Consent Solicitations pursuant to at least one of the foregoing conditions are referred to as “Eligible Holders.” Eligible Holders may go to https://deals.is.kroll.com/DISHDBS to confirm their eligibility.

Full details of the terms and conditions of the Exchange Offers and Consent Solicitations are described in the Exchange Offering Memorandum. The Exchange Offers and Consent Solicitations are only being made pursuant to, and the information in this press release is qualified in its entirety by reference to, the Exchange Offering Memorandum, which is being sent by DBS to Eligible Holders of the Outstanding Notes. Eligible Holders of the Outstanding Notes are encouraged to read these documents, as they contain important information regarding the Exchange Offers and the Consent Solicitations.

None of EchoStar, DBS, DTV Issuer, any of their respective subsidiaries or affiliates, or any of their respective officers, boards of directors or directors, the dealer managers, the solicitation agent, the exchange agent and information agent or any trustee is making any recommendation as to whether Eligible Holders should tender any Outstanding Notes in response to the Exchange Offers or deliver any consents pursuant to the Consent Solicitations and no one has been authorized by any of them to make such a recommendation. Eligible Holders must make their own decision as to whether to tender their Outstanding Notes and deliver consents, and, if so, the principal amount of Outstanding Notes as to which action is to be taken.

The Exchange Offers and the Consent Solicitations are not being made to Eligible Holders of Outstanding Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

The New Notes have not been and will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The New Notes have not been and will not be qualified for sale to the public by prospectus under applicable Canadian securities laws and, accordingly, any issuance of New Notes in Canada will be made on a basis which is exempt from the prospectus requirements of such securities laws.

PJT Partners LP and Barclays Capital Inc. are acting as dealer managers for the Exchange Offers and Consent Solicitations. Kroll Issuer Services Limited is acting as exchange agent and information agent for the Exchange Offers and Consent Solicitations.

This press release does not constitute an offer to sell or exchange or the solicitation of an offer to buy or exchange any securities and is also not a solicitation of the related consents, nor shall there be any exchange of the New Notes for Outstanding Notes pursuant to the Exchange Offers in any jurisdiction in which such exchanges would be unlawful prior to registration or qualification under the laws of such jurisdiction.

About EchoStar Corporation

EchoStar Corporation (Nasdaq: SATS) is a premier provider of technology, networking services, television entertainment and connectivity, offering consumer, enterprise, operator and government solutions worldwide under its EchoStar®, Boost Mobile®, Sling TV, DISH TV, Hughes®, HughesNet®, HughesON™, and JUPITER™ brands. In Europe, EchoStar operates under its EchoStar Mobile Limited subsidiary and in Australia, the company operates as EchoStar Global Australia. For more information, visit www.echostar.com and follow EchoStar on X (Twitter) and LinkedIn.

©2024 EchoStar, Hughes, HughesNet, DISH and Boost Mobile are registered trademarks of one or more affiliate companies of EchoStar Corp.

Where You Can Find Additional Information

As noted above, further details regarding the terms and conditions of the Offers can be found in the Exchange Offering Memorandum. ANY ELIGIBLE HOLDER HOLDING OUTSTANDING NOTES IS URGED TO READ THE EXCHANGE OFFERING MEMORANDUM THAT HAS BEEN MADE AVAILABLE TO THEM BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT DBS, THE ACQUISITION TRANSACTION AND THE EXCHANGE OFFER.

For additional information regarding the Exchange Offers and Consent Solicitation, please contact: (i) PJT Partners LP at DISHDBS_Exchange@pjtpartners.com or (212) 364-7117 or (ii) Barclays Capital Inc. at us.lm@barclays.com or (800) 438-3242 (toll-free) or (212) 528-7581 (collect). Requests from Eligible Holders for the Exchange Offering Memorandum and other documents relating to the Exchange Offers and Consent Solicitations may be directed to Kroll Issuer Services Limited, the exchange agent and information agent for the Exchange Offers and Consent Solicitations, by sending an email to DISHDBS@is.kroll.com or by calling (855) 388-4578 (U.S. toll-free) or (646) 937-7769 (International). Eligible Holders will be required to confirm their eligibility prior to receiving the Exchange Offering Memorandum and other documents relating to the exchange offers and consent solicitations. Holders can certify eligibility on the eligibility website at: https://deals.is.kroll.com/dishdbs.

Forward-looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, statements about plans, objectives and strategies, growth opportunities in our industries and businesses, our expectations regarding future results, financial condition, liquidity and capital requirements, estimates regarding the impact of regulatory developments and legal proceedings, and other trends and projections. Forward-looking statements are not historical facts and may be identified by words such as “future,” “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “estimate,” “expect,” “predict,” “will,” “would,” “could,” “can,” “may,” and similar terms. These forward-looking statements are based on information available to us as of the date hereof and represent management's current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties and other factors, which may be beyond our control. Accordingly, actual performance, events or results could differ materially from those expressed or implied in the forward-looking statements due to a number of factors. Additional information concerning these risk factors is contained in each of EchoStar’s, DISH Network Corporation’s and DBS’s most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and in EchoStar’s and DBS’s subsequent Current Reports on Form 8-K, and other Securities and Exchange Commission (“SEC”) filings, which are accessible on the SEC’s website at www.sec.gov. All cautionary statements made or referred to herein should be read as being applicable to all forward-looking statements wherever they appear. You should consider the risks and uncertainties described or referred to herein and should not place undue reliance on any forward-looking statements. The forward-looking statements speak only as of the date made. We do not undertake, and specifically disclaim, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Should one or more of the risks or uncertainties described herein or in any documents we file with the SEC occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements.

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